Exhibit 10.1

Execution Version

AMENDMENT NO. 5 TO CREDIT AGREEMENT

This AMENDMENT NO. 5 to the CREDIT AGREEMENT, dated as of September 22, 2009, among DOLLARAMA GROUP L.P., a limited partnership organized under the laws of Quebec, Canada (“Dollarama”), ARIS IMPORT INC., a corporation organized under the Canada Business Corporations Act (“Aris”, and together with Dollarama, the “Borrowers” and each, a “Borrower”), DOLLARAMA HOLDINGS L.P., a limited partnership organized under the laws of Quebec, Canada (“Holdings”), the Lenders (as defined below) party hereto and the Administrative Agent (as defined below), amends certain provisions of the Credit Agreement dated as of November 18, 2004 (as amended by Amendment No. 1, dated as of December 20, 2004, by Amendment No. 2, dated as of August 12, 2005, by Amendment No. 3, dated as of May 25, 2006 and by Amendment No. 4, dated as of June 15, 2007, as further amended, supplemented or otherwise modified, the “Credit Agreement”), among each Borrower, Holdings, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), ROYAL BANK OF CANADA, as Administrative Agent, CITIBANK CANADA, as Syndication Agent, THE BANK OF NOVA SCOTIA and JPMORGAN CHASE BANK, N.A. as Co-Documentation Agents, CITIGROUP GLOBAL MARKETS INC., as Joint Lead Arranger and Joint Book-Running Manager, RBC Capital Markets, as Joint Lead Arranger and Joint Book-Running Manager for the Term A Facility and Revolving Credit Facility and J.P. MORGAN SECURITIES INC., as Joint Lead Arranger and Joint Book-Running Manager for the Term B Facility.

PRELIMINARY STATEMENTS

Capitalized terms defined in the Credit Agreement and not otherwise defined in this Amendment are used herein as therein defined.

Pursuant to Section 10.01 (Amendments, Etc.) of the Credit Agreement, the Borrowers have requested that the Administrative Agent and the Required Lenders consent to the amendments to the Credit Agreement set forth herein.

The parties hereto agree to amend the Credit Agreement on the terms and subject to the conditions set forth in this Amendment as follows:

SECTION 1. Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended:

(i) by inserting the following definitions among the existing definitions set forth in such section in alphabetical order:

“Additional Revolving Commitments” has the meaning specified in Section 2.14.

“Incremental Revolving Commitment Lender” has the meaning specified in Section 2.14.

“Incremental Revolving Commitments” has the meaning specified in Section 2.14.

“Incremental Revolving Credit Facility” means, at any time, the aggregate amount of the Incremental Revolving Commitment Lenders’ Incremental Revolving Commitments and Incremental Revolving Loans and participations in Letters of Credit and Swing Line Loans with respect thereto at such time.

“Incremental Revolving Loan” means any loan made by any lender pursuant to an Incremental Revolving Commitment.

(b) Section 2.14 (Incremental Credit Extensions) of the Credit Agreement is hereby amended and restated in its entirety as follows:

Section 2.14 Incremental Credit Extensions. The Borrowers may at any time or from time to time after the Closing Date, by notice to the Administrative Agent (whereupon the Administrative Agent shall promptly deliver a copy to each of the Lenders), request, in the case of Dollarama (a) one or more additional tranches of U.S. Dollar denominated term loans (the “Incremental U.S. Dollar Term Loans”), (b) one or more additional tranches of Canadian Dollar denominated term loans (the “Incremental Canadian Dollar Term Loans”, and together with any Incremental U.S. Dollar Term Loans, the “Incremental Term Loans”) or in the case of any Borrower, (c) one or more increases in the amount of Revolving Credit Commitments relating to Canadian Dollar denominated loans to be made available to the Borrowers (the “Revolving Commitment Increase”), or (d) one or more additional tranches of revolving credit commitments relating to Canadian Dollar denominated loans to be made available to the Borrowers (the “Incremental Revolving Commitments” and together with any Revolving Commitment Increase, the “Additional Revolving Commitments”), provided that (i) both at the time of any such request and upon the effectiveness of any Incremental Amendment referred to below, no Default or Event of Default shall exist, (ii) at the time that any such Incremental Term Loan is made (and after giving effect thereto) no Default or Event of Default shall exist and the applicable Borrower shall be in compliance with each of the covenants set forth in Section 7.11 determined on a Pro Forma Basis as of the last day of the most recently ended fiscal quarter of such Borrower as if such Incremental Term Loans had been outstanding on the last day of such fiscal quarter of such Borrower for testing compliance therewith and (iii) immediately prior to (or concurrently with) the time that any Incremental Revolving Commitments are made, no Revolving Credit Loans shall be outstanding and all Revolving Credit Commitments shall have been permanently terminated. Each tranche of Incremental Term Loans and each Additional Revolving Commitment shall be in an aggregate principal amount that is not less than CA$25,000,000 (or the U.S. Dollar equivalent thereof as determined by the Agents) (provided that (i) with respect to any Incremental Revolving Commitment or any tranche of Incremental Term Loans that will not be incorporated into a tranche of existing Term Loans, such amount may not be less than CA$50,000,000 (or the U.S. Dollar equivalent thereof as determined by the Agents) and (ii) such amount may be less than CA$25,000,000 (or the U.S. Dollar equivalent thereof as determined by the Agents) if such amount represents all remaining availability under the limit set forth in the next sentence). Notwithstanding anything to the contrary herein, the aggregate amount of the Incremental Term Loans and Revolving Commitment Increases shall not together exceed CA$150,000,000 (or the U.S. Dollar equivalent thereof as determined by the Agents) and the aggregate amount of Incremental Revolving Commitments shall not exceed the amount of Revolving Commitments in effect immediately prior to the effectiveness of the Incremental Amendment with respect thereto. The Incremental Term Loans (a) shall rank pari passu in right of payment and of security with the Revolving Credit Loans and the Term Loans, (b) shall not mature earlier than the Maturity Date with respect to, in the case of any Incremental Canadian Dollar Term Loans, the Term A Facility and with respect to any Incremental U.S. Dollar Term Loans, the Term B Facility (but may have nominal amortization prior to such date), (c) except as set forth above, shall be treated substantially the same as (and in any event no more favorably than) the Term A Loans or Term B Loans, as applicable (in each case, including with

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respect to mandatory and voluntary prepayments, covenants, guarantees and collateral), provided that (i) the terms and conditions applicable to Incremental Term Loans maturing after the Maturity Date with respect to the Term A Facility or Term B Facility, as applicable, may provide for material additional or different financial or other covenants or prepayment requirements applicable only during periods after the Maturity Date with respect to the Term A Facility or Term B Facility, as applicable and (ii) the Incremental Term Loans may be priced differently than the Term Loans; provided further that (i) if the Applicable Rate (which, for such purposes only, shall be deemed to include all upfront or similar fees or original issue discount payable to all Lenders providing such Incremental Term Loans) relating to any Incremental Term Loans exceeds the Applicable Rate (which, for such purposes only, shall be deemed to include all upfront or similar fees or original issue discount payable to all Lenders providing the Term Loans) relating to the Term Loans immediately prior to the effectiveness of the applicable Incremental Amendment by more than 0.50%, the Applicable Rate relating to the Term Loans shall be adjusted to be equal to the Applicable Rate (which, for such purposes only, shall be deemed to include all upfront or similar fees or original issue discount payable to all Lenders providing such Incremental Term Loans) relating to such Incremental Term Loans minus 0.50%. The Incremental Revolving Credit Facility (a) shall rank pari passu in right of payment and of security with the Term Loans, (b) shall not mature earlier than the Maturity Date with respect to the Revolving Credit Facility and (c) except as set forth above and as set forth below, shall be treated substantially the same as (and in any event no more favorably than) the Revolving Credit Facility (including with respect to mandatory and voluntary prepayments, covenants, guarantees and collateral, but excluding with respect to the Applicable Rate); provided that if the Applicable Rate relating to the Incremental Revolving Credit Facility (other than relating to the Revolving Credit Commitment Fees) exceeds the Applicable Rate relating to the Revolving Credit Facility (other than relating to the Revolving Credit Commitment Fees) immediately prior to the effectiveness of the applicable Incremental Amendment by more than 0.50%, the Applicable Rate relating to the Term Loans shall be increased by the number of basis points equal to such excess above 0.50%. Each notice from Dollarama pursuant to this Section shall set forth, as applicable, the requested amount and proposed terms of the relevant Incremental Term Loans or Additional Revolving Commitments. Incremental Term Loans and Additional Revolving Commitments may be made by any existing Lender (and each existing Term Lender will have the right to make a portion of any Incremental Term Loan on terms permitted in this Section 2.14 and otherwise on terms reasonably acceptable to the Agents); provided that the Agents shall have consented (not to be unreasonably withheld) to such Lender’s making such Incremental Term Loans if such consent would be required under Section 10.07(a) for an assignment of Loans to such Lender and provided, further that Additional Revolving Commitments and Incremental Canadian Dollar Term Loans shall not be held by any Foreign Lender without the consent of Dollarama. Each existing Lender shall, by notice to the applicable Borrower and the Agents given not later than 10 days after the date of the Agents’ notice delivered pursuant to the first sentence of this paragraph, either agree to make a portion of any Incremental Term Loan or provide a portion of any Additional Revolving Commitments, or decline to do so (and any existing Lender that does not deliver such notice within such period of 10 days shall be deemed to have declined to do so). In the event that, on the 10th day after the Administrative Agent shall have delivered the notice pursuant to the first sentence of this paragraph, the existing Lenders shall have agreed pursuant to the preceding sentence to make Incremental Term Loans or to provide Additional Revolving Commitments, as applicable, in an aggregate amount less than the amount requested by the applicable Borrower, the Incremental Term Loans may be made, and any Additional Revolving Commitments may be provided, by any other bank or other financial institution (any such other bank or other financial institution being called an “Additional Lender”), provided that the Administrative Agent shall have consented (not to be unreasonably withheld) to such Additional Lender’s making such Incremental Term Loans if such consent would be required under Section 10.07(a) for an assignment of Loans to such Additional

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Lender and provided, further that Additional Revolving Commitments and Incremental Canadian Dollar Term Loans shall not be held by any Foreign Lender without the consent of Dollarama. Commitments in respect of Incremental Term Loans and Additional Revolving Commitments shall become Commitments under this Agreement pursuant to an amendment (an “Incremental Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by Holdings, the applicable Borrower, each Lender agreeing to provide such Commitment, if any, each Additional Lender, if any, and the Agents. The Incremental Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Agents, to effect the provisions of this Section. The effectiveness of any Incremental Amendment shall be subject to the satisfaction on the date thereof (each, an “Incremental Facility Closing Date”) of each of the conditions set forth in Section 4.02 (it being understood that all references to “the date of such Credit Extension” or similar language in such Section 4.02 shall be deemed to refer to the Closing Date of such Incremental Amendment) and such other conditions as the parties thereto shall agree. Subject to the minimum principal amount requirements specified above in this Section 2.14, no more than eight Incremental Facility Closing Dates may be selected by the Borrowers. No Borrower will use the proceeds of the Incremental Term Loans and Additional Revolving Commitments for any purpose prohibited by this Agreement. No Lender shall be obligated to provide any Incremental Term Loans or Additional Revolving Commitments unless it so agrees. Upon each increase in the Revolving Credit Commitments pursuant to this Section, (a) each Revolving Credit Lender immediately prior to such increase will automatically and without further act be deemed to have assigned to each Lender providing a portion of the Revolving Commitment Increase (each a “Revolving Commitment Increase Lender”) in respect of such increase, and each such Revolving Commitment Increase Lender will automatically and without further act be deemed to have assumed, a portion of such Revolving Credit Lender’s participations hereunder in outstanding Letters of Credit and Swing Line Loans such that, after giving effect to each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding (i) participations hereunder in Letters of Credit and (ii) participations hereunder in Swing Line Loans held by each Revolving Credit Lender (including each such Revolving Commitment Increase Lender) will equal the percentage of the aggregate Revolving Credit Commitments of all Revolving Credit Lenders represented by such Revolving Credit Lender’s Revolving Credit Commitment and (b) if, on the date of such increase, there are any Revolving Credit Loans outstanding, such Revolving Credit Loans shall on or prior to the effectiveness of such Revolving Commitment Increase be prepaid from the proceeds of additional Revolving Credit Loans made hereunder (reflecting such increase in Revolving Credit Commitments), which prepayments shall be accompanied by accrued interest on the Revolving Credit Loans being prepaid and any costs incurring by any Lender in accordance with Section 3.05. The Agents and the Lenders hereby agree that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in this Agreement shall not apply to the transactions effected pursuant to the immediately preceding sentence. Upon any Incremental Revolving Commitments being provided pursuant to this Section, the participations of each Revolving Credit Lender in outstanding Letters of Credit and Swing Line Loans immediately prior to such increase will automatically be terminated and each Lender providing a portion of the Incremental Revolving Commitment (each an “Incremental Revolving Commitment Lender”), will automatically acquire participations hereunder in outstanding Letters of Credit and Swing Line Loans such that the percentage of the aggregate outstanding (i) participations hereunder in Letters of Credit and (ii) participations hereunder in Swing Line Loans held by each Incremental Revolving Commitment Lender will equal the percentage of the aggregate Incremental Revolving Commitments of all Incremental Revolving Commitment Lenders represented by such Incremental Revolving Credit Lender’s Revolving Credit Commitment. This Section 2.14 shall supersede any provisions in Section 2.13 or 10.01 to the contrary.

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SECTION 2. Conditions to Effectiveness. This Amendment shall become effective on the date when each of the following conditions precedent have first been satisfied (the “Effective Date”):

(a) the Administrative Agent shall have received counterparts of this Amendment executed by each Borrower, Holdings and the Required Lenders or, as to any of the Lenders, evidence satisfactory to the Administrative Agent that such Lender has executed this Amendment;

(b) the Administrative Agent shall have received from each Guarantor its duly executed and delivered consent to this Amendment in the form attached hereto;

(c) all fees and expenses payable in connection with this Amendment, including the Amendment Fee (defined below) or otherwise required to be paid pursuant to the Credit Agreement shall have been paid in full; and

(d) the representations and warranties set forth in Section 6 hereof shall be true and correct as of the date hereof.

Furthermore this Amendment is subject to the provisions of Section 10.01 of the Credit Agreement.

SECTION 3. Amendment Fee. Each Lender which shall have duly executed and delivered to the Administrative Agent this Amendment on or prior to 5:00 p.m. (New York City time) on September 18, 2009 (or such later time as Dollarama and the Administrative Agent may agree) shall be paid by Dollarama on the Effective Date a fee (the “Amendment Fee”) equal to 0.15% multiplied by the sum of the aggregate principal amount of Term Loans and Revolving Credit Commitments (whether drawn or undrawn) of such Lender as of the date hereof and as set forth on the Register maintained by the Administrative Agent.

SECTION 4. Construction with the Loan Documents.

(a) On and after this Amendment becoming effective in accordance with Section 2, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. The table of contents, signature pages and list of Exhibits and Schedules of the Credit Agreement shall be deemed modified to reflect the changes made by this Amendment.

(b) Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed, including the respective guarantees and security interests granted pursuant to the respective Loan Documents.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the L/C Issuers, the Arrangers or the Agents under any of the Loan Documents, nor constitute a waiver or amendment of any provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(d) This Amendment is a Loan Document.

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(e) This Amendment shall not extinguish, discharge or release the Lien or priority of any Loan Document or any other security therefor or any guarantee thereof. The Credit Agreement and each of the other Loan Documents (as defined in the Credit Agreement) and the Obligations thereunder shall not be novated and shall remain in full force and effect, except as modified hereby or thereby in connection herewith or therewith. The Administrative Agent, for itself and on behalf of the other Secured Parties and as fondé de pouvoir, hereby expressly reserves all the security interests and Liens constituted by the Hypothecs and each other Collateral Document, including, as applicable, in accordance with Article 1662 of the Civil Code of Quebec.

SECTION 5. Governing Law. This Amendment is governed by, and shall be construed in accordance with, the law of the State of New York.

SECTION 6. Representations And Warranties. Each of Dollarama and Holdings hereby represents and warrants that each of the representations and warranties made by it in the Credit Agreement, as amended hereby, and the other Loan Documents to which it respectively is a party or by which it is bound, shall be true and correct in all material respects on and as of the date hereof (other than representations and warranties in any such Loan Document which expressly speak as of a specific date, which shall have been true and correct in all material respects as of such specific date) and no Default or Event of Default has occurred and is continuing as of the date hereof.

SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy or by pdf electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

DOLLARAMA GROUP L.P.,
herein acting and represented by:
DOLLARAMA GROUP GP INC., its general partner,
as Borrower

By:	/s/ Nicholas Nomicos
Name:	Nicholas Nomicos
Title:	Interim Chief Financial Officer

ARIS IMPORT INC.,
as Borrower

By:	/s/ Nicholas Nomicos
Name:	Nicholas Nomicos
Title:	Interim Chief Financial Officer

DOLLARAMA HOLDINGS L.P., herein acting and represented by:
DOLLARAMA HOLDINGS GP INC., its general partner,
as Holdings

By:	/s/ Nicholas Nomicos
Name:	Nicholas Nomicos
Title:	Interim Chief Financial Officer

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

ROYAL BANK OF CANADA,
as Administrative Agent

By:	/s/ Ann Hurley
Name:	Ann Hurley
Title:	Manager, Agency

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

NATIONAL BANK OF CANADA
as Revolving Credit Lender and Term A Lender

By:	/s/ Alain Aubin
Name:	Alain Aubin
Title:	Director

By:	/s/ Roch Ledoux
Name:	Roch Ledoux
Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

BUSHNELL LOAN FUND II, LTD.
Term B Lender

By:	/s/ Patrick M. Cook
Name:	Patrick M. Cook
Title:	Assistant Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

STEDMAN LOAN FUND II, LTD.
Term B Lender

By:	/s/ Patrick M. Cook
Name:	Patrick M. Cook
Title:	Assistant Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

HARTFORD SERIES FUND, INC.,
on behalf of
HARTFORD TOTAL RETURN BOND HLS FUND

By:	Hartford Investment Management Company,
its Sub-Advisor
Term B Lender

By:	/s/ Michael J. Bacevich
Name:	Michael J. Bacevich
Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

THE HARTFORD MUTUAL FUNDS, INC.,
on behalf of
THE HARTFORD FLOATING RATE FUND

By:	Hartford Investment Management Company,
its Sub-Advisor
Term B Lender

By:	/s/ Michael J. Bacevich
Name:	Michael J. Bacevich
Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

STATE BOARD ADMINISTRATION OF FLORIDA

By:	Hartford Investment Management Company,
its Investment Manager
Term B Lender

By:	/s/ Michael J. Bacevich
Name:	Michael J. Bacevich
Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

HARTFORD INSTITUTIONAL TRUST,
on behalf of its
FLOATING RATE BANK LOAN SERIES

By:	Hartford Investment Management Company,
its Investment Manager
Term B Lender

By:	/s/ Michael J. Bacevich
Name:	Michael J. Bacevich
Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

THE INVESTMENT AND ADMINISTRATIVE COMMITTEE OF THE WALK DISNEY COMPANY SPONSORED QUALIFIED BENEFIT PLANS AND KEY EMPLOYEES DEFERRED COMPENSATION AND RETIREMENT PLAN

By:	Hartford Investment Management Company,
its Investment Manager
Term B Lender

By:	/s/ Michael J. Bacevich
Name:	Michael J. Bacevich
Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

THE HARTFORD MUTUAL FUNDS, INC.,
on behalf of
THE HARTFORD TOTAL RETURN BOND FUND

By:	Hartford Investment Management Company,
its Sub-Advisor
Term B Lender

By:	/s/ Michael J. Bacevich
Name:	Michael J. Bacevich
Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

HARTFORD LIFE INSURANCE COMPANY

By:	Hartford Investment Management Company,
its Agent and Attorney-in-Fact
Term B Lender

By:	/s/ Michael J. Bacevich
Name:	Michael J. Bacevich
Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

CANADIAN IMPERIAL BANK OF COMMERCE
as Revolving Credit Lender and Term A Lender

By:	/s/ Scott Black
Name:	Scott Black
Title:	Executive Director

By:	/s/ Tim Thomas
Name:	Tim Thomas
Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A.
as Revolving Credit Lender and Term A Lender

By:	/s/ Barry Bergman
Name:	Barry Bergman
Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

CITIBANK, N.A.
as Term B Lender

By:	/s/ Brian Blessing
Name:	Brian Blessing
Title:	Attorney-in-Fact

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

HSBC BANK CANADA
as Revolving Credit Lender and Term A Lender

By:	/s/ Jossia Belisle
Name:	Jossia Belisle
Title:	Assistant Vice-President

By:	/s/ Marika Deschamps
Name:	Marika Deschamps
Title:	Senior Account Manager

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

OCTAGON INVESTMENT PARTNERS VI, LTD.
By:	Octagon Credit Investors, LLC,
as Collateral Manager
as Term B Lender

OCTAGON INVESTMENT PARTNERS VIII, LTD.
By:	Octagon Credit Investors, LLC,
as Collateral Manager
as Term B Lender

OCTAGON INVESTMENT PARTNERS IX, LTD.
By:	Octagon Credit Investors, LLC,
as Manager
as Term B Lender

OCTAGON INVESTMENT PARTNERS X, LTD.
By:	Octagon Credit Investors, LLC,
as Collateral Manager
as Term B Lender

OCTAGON INVESTMENT PARTNERS XI, LTD.
By:	Octagon Credit Investors, LLC,
as Collateral Manager
as Term B Lender

HAMLET II, LTD.
By:	Octagon Credit Investors, LLC,
as Portfolio Manager
as Term B Lender

US BANK, N.A., SOLELY AS TRUSTEE OF THE
DOLL TRUST (for Qualified Institutional Investors only), (and not in its individual capacity)
By:	Octagon Credit Investors, LLC,
as Portfolio Manager
as Term B Lender

By:	/s/ Donald C. Young
Name:	Donald C. Young
Title:	Portfolio Manager

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

ACA CLO 2005-1, LTD.

By:	Apidos Capital Management, LLC,
its Investment Advisor
as Term B Lender

By:	/s/ Vincent Ingato
Name:	Vincent Ingato
Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

FLAGSHIP CLO V

By:	Deutsche Investment Management Americas,
Inc. (as successor in interest to Deutsche Asset Management, Inc.), as Collateral Manager

By:	/s/ Eric S. Meyer
Name:	Eric S. Meyer
Title:	Managing Director

By:	/s/ Phuong T. Le
Name:	Phuong T. Le
Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

AURUM CLO 2002-1 LTD.

By:	Deutsche Investment Management Americas,
Inc. (as successor in interest to Deutsche Asset Management, Inc.), as Sub-Adviser

By:	/s/ Eric S. Meyer
Name:	Eric S. Meyer
Title:	Managing Director

By:	/s/ Phuong T. Le
Name:	Phuong T. Le
Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

KKR FINANCIAL CLO 2005-1, LTD.
KKR FINANCIAL CLO 2005-2, LTD.
KKR FINANCIAL CLO 2007-A, LTD.
as Term B Lender

By:	/s/ Sarah E. Brucks
Name:	Sarah E. Brucks
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

EAGLE MASTER FUND LTD.

By:	Citi Alternative Investments LLC,
as Investment Manager for and on
behalf of Eagle Master Fund Ltd.
as Term B Lender

By:	/s/ Roger Yee
Name:	Roger Yee
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

REGATTA FUNDING LTD.

By:	Citi Alternative Investments LLC,
as Attorney-in-Fact
as Term B Lender

By:	/s/ Roger Yee
Name:	Roger Yee
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

CLYDESDALE STRAGEGIC CLO I, LTD.

By:	Nomura Corporate Research and Asset
Management Inc.,
as Investment Manager
as Term B Lender

By:	/s/ Robert Hoffman
Name:	Robert Hoffman
Title:	Executive Director

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

CLYDESDALE CLO 2004, LTD.

By:	Nomura Corporate Research and Asset Management Inc.,

as Investment Manager
as Term B Lender

By:	/s/ Robert Hoffman
Name:	Robert Hoffman
Title:	Executive Director

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

CLYDESDALE CLO 2005, LTD.

By:	Nomura Corporate Research and Asset Management Inc.,

as Investment Manager
as Term B Lender

By:	/s/ Robert Hoffman
Name:	Robert Hoffman
Title:	Executive Director

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

CLYDESDALE CLO 2006, LTD.

By:	Nomura Corporate Research and Asset Management Inc.,
as Investment Manager
as Term B Lender

By:	/s/ Robert Hoffman
Name:	Robert Hoffman
Title:	Executive Director

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

CENTAURUS LOAN TRUST

By:	Nomura Corporate Research and Asset Management Inc.,
as Investment Adviser
as Term B Lender

By:	/s/ Robert Hoffman
Name:	Robert Hoffman
Title:	Executive Director

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

NCRAM SENIOR LOAN TRUST 2005

By:	Nomura Corporate Research and Asset Management Inc.,
as Investment Adviser
as Term B Lender

By:	/s/ Robert Hoffman
Name:	Robert Hoffman
Title:	Executive Director

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

THE BANK OF NOVA SCOTIA
as Co-Documentation Agent and Lender

By:	/s/ Rose Porter
Name:	Rose Porter
Title:	Director

By:	/s/ Chad Graves
Name:	Chad Graves
Title:	Associate Director

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

NYLIM FLATIRON CLO 2005-1 LTD.

By:	New York Life Investment Management, LLC,
as Collateral Manager and Attorney-in-Fact
as Term B Lender

By:	/s/ Jeanne Cruz
Name:	Jeanne Cruz
Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

NYLIM INSTITUTIONAL FLOATING RATE FUND L.P.

By:	New York Life Investment Management,
LLC,
its Investment Manager
as Term B Lender

By:	/s/ Jeanne Cruz
Name:	Jeanne Cruz
Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

MAINSTAY FLOATING RATE FUND,
a series of Eclipse Funds Inc.

By:	New York Life Investment Management, LLC
as Term B Lender

By:	/s/ Jeanne Cruz
Name:	Jeanne Cruz
Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

NEW YORK LIFE INSURANCE COMPANY
as Term B Lender

By:	/s/ Jeanne Cruz
Name:	Jeanne Cruz
Title:	Corporate Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

By:	New York Life Investment Management, LLC,
its Investment Manager
as Term B Lender

By:	/s/ Jeanne Cruz
Name:	Jeanne Cruz
Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

OAK HILL CREDIT PARTNERS II, LIMITED

By:	Oak Hill CLO Management II, LLC,
as Investment Manager
as Term B Lender

By:	/s/ Scott D. Krase
Name:	Scott D. Krase
Title:	Authorized Person

OAK HILL CREDIT PARTNERS III, LIMITED

By:	Oak Hill CLO Management III, LLC,
as Investment Manager
as Term B Lender

By:	/s/ Scott D. Krase
Name:	Scott D. Krase
Title:	Authorized Person

OAK HILL CREDIT PARTNERS IV, LIMITED

By:	Oak Hill CLO Management IV, LLC,
as Investment Manager
as Term B Lender

By:	/s/ Scott D. Krase
Name:	Scott D. Krase
Title:	Authorized Person

OHA PARK AVENUE CLO I, LTD.

By:	Oak Hill Advisors, L.P.,
as Investment Manager
as Term B Lender

By:	/s/ Scott D. Krase
Name:	Scott D. Krase
Title:	Authorized Person

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

ING INVESTMENT MANAGEMENT CLO I, LTD.
ING INTERNATIONAL (II) – SENIOR BANK
LOANS EURO
ING PRIME RATE TRUST
ING SENIOR INCOME FUND

By:	ING Investment Management Co.,
as its Investment Manager
as Term B Lender

By:	/s/ Brian S. Horton
Name:	Brian S. Horton
Title:	Senior Vice President

ING INVESTMENT MANAGEMENT CLO II, LTD.
ING INVESTMENT MANAGEMENT CLO III, LTD.

By:	ING Investment Management LLC,
as its Investment Manager
as Term B Lender

By:	/s/ Brian S. Horton
Name:	Brian S. Horton
Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

CELERITY CLO LIMITED

By:	TCW Asset Management Company,
as Agent
as Term B Lender

By:	/s/ Edison Hwang
Name:	Edison Hwang
Title:	Vice President

By:	/s/ Vikas Mavinkurve
Name:	Vikas Mavinkurve
Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

FIRST 2004-I CLO, LTD.

By:	TCW Asset Management Company,
its Collateral Manager
as Term B Lender

By:	/s/ Edison Hwang
Name:	Edison Hwang
Title:	Vice President

By:	/s/ Vikas Mavinkurve
Name:	Vikas Mavinkurve
Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

FIRST 2004-II CLO, LTD.

By:	TCW Asset Management Company,
its Collateral Manager
as Term B Lender

By:	/s/ Edison Hwang
Name:	Edison Hwang
Title:	Vice President

By:	/s/ Vikas Mavinkurve
Name:	Vikas Mavinkurve
Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

ILLINOIS STATE BOARD OF INVESTMENT

By:	TCW Asset Management Company,
as its Investment Advisor
as Term B Lender

By:	/s/ Edison Hwang
Name:	Edison Hwang
Title:	Vice President

By:	/s/ Vikas Mavinkurve
Name:	Vikas Mavinkurve
Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

MOMENTUM CAPITAL FUND, LTD.

By:	TCW Asset Management Company,
as its Portfolio Manager
as Term B Lender

By:	/s/ Edison Hwang
Name:	Edison Hwang
Title:	Vice President

By:	/s/ Vikas Mavinkurve
Name:	Vikas Mavinkurve
Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

LOAN FUNDING I, LLC
a wholly owned subsidiary of
Citibank, N.A.

By:	TCW Asset Management Company,
as Portfolio Manager of Loan Funding I LLC
as Term B Lender

By:	/s/ Edison Hwang
Name:	Edison Hwang
Title:	Vice President

By:	/s/ Vikas Mavinkurve
Name:	Vikas Mavinkurve
Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

TCW SENIOR SECURED FLOATING RATE
LOAN FUND, L.P.

By:	TCW Asset Management Company,
as its Investment Advisor
as Term B Lender

By:	/s/ Edison Hwang
Name:	Edison Hwang
Title:	Vice President

By:	/s/ Vikas Mavinkurve
Name:	Vikas Mavinkurve
Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

TCW SENIOR SECURED LOAN FUND, L.P.

By:	TCW Asset Management Company,
as its Investment Advisor
as Term B Lender

By:	/s/ Edison Hwang
Name:	Edison Hwang
Title:	Vice President

By:	/s/ Vikas Mavinkurve
Name:	Vikas Mavinkurve
Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

VELOCITY CLO LIMITED

By:	TCW Asset Management Company,
as Collateral Manager
as Term B Lender

By:	/s/ Edison Hwang
Name:	Edison Hwang
Title:	Vice President

By:	/s/ Vikas Mavinkurve
Name:	Vikas Mavinkurve
Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

VITESSE CLO LTD.

By:	TCW Asset Management Company,
as its Portfolio Manager
as Term B Lender

By:	/s/ Edison Hwang
Name:	Edison Hwang
Title:	Vice President

By:	/s/ Vikas Mavinkurve
Name:	Vikas Mavinkurve
Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

WEST BEND MUTUAL INSURANCE COMPANY

By:	TCW Asset Management Company,
as its Investment Advisor
as Term B Lender

By:	/s/ Edison Hwang
Name:	Edison Hwang
Title:	Vice President

By:	/s/ Vikas Mavinkurve
Name:	Vikas Mavinkurve
Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

ARCHIMEDES FUNDING IV (CAYMAN), LTD.

By:	West Gate Horizons Advisors LLC,
as Collateral Manager
as Term B Lender

By:	/s/ Cheryl A. Wasilewski
Name:	Cheryl A. Wasilewski
Title:	Senior Credit Analyst

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

ENDURANCE CLO I, LTD.

By:	West Gate Horizons Advisors LLC,
as Portfolio Manager
as Term B Lender

By:	/s/ Cheryl A. Wasilewski
Name:	Cheryl A. Wasilewski
Title:	Senior Credit Analyst

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

OCEAN TRAILS CLO I

By:	West Gate Horizons Advisors LLC,
as Collateral Manager
as Term B Lender

By:	/s/ Cheryl A. Wasilewski
Name:	Cheryl A. Wasilewski
Title:	Senior Credit Analyst

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

CANNINGTON FUNDING LTD.

By:	Silvermine Capital Management LLC,
as Investment Manager
as Term B Lender

By:	/s/ Jonathan Marks

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

COMSTOCK FUNDING LTD.

By:	Silvermine Capital Management LLC,
as Collateral Manager
as Term B Lender

By:	/s/ Jonathan Marks

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

LOAN FUNDING XIII for itself or as agent for CORPORATE FUNDING XIII as a Lender

By:	/s/ Jonathan Marks

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

GREENS CREEK FUNDING LTD.

By:	Silvermine Capital Management LLC, as Investment Manager as Term B Lender

By:	/s/ Jonathan Marks

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

PACIFICA CDO II, LTD.
as Term B Lender

By:	/s/ Josephine H. Shin
Name:	Josephine H. Shin
Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

PROSPERO CLO I BV
as Term B Lender

By:	/s/ Josephine H. Shin
Name:	Josephine H. Shin
Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

ALCENTRA WAREHOUSE LTD.
as Term B Lender

By:	/s/ Josephine H. Shin
Name:	Josephine H. Shin
Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

CANADIAN WESTERN BANK
as Revolving Credit Lender and Term A Lender

By:	/s/ Richard Hallson
Name:	Richard Hallson
Title:	Senior Assistant Vice President, Corporate Lending

By:	/s/ Stan Seto
Name:	Stan Seto
Title:	Senior Manager, Corporate Lending

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

NATIXIS (fka Natexis Banques Populaires)
as Term B Lender

By:	/s/ Frank H. Madden
Name:	Frank H. Madden
Title:	Managing Director

By:	/s/ Christian Paragot-Rieutort
Name:	Christian Paragot-Rieutort
Title:	Associate Director

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

HARBOURVIEW CLO 2006-1
as Term B Lender

By:	/s/ Anthony Arnese
Name:	Anthony Arnese
Title:	Senior Credit Analyst

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

THE SUMITOMO TRUST & BANKING CO., LTD., New York Branch
as Term B Lender

By:	/s/ Frances E. Wynne
Name:	Frances E. Wynne
Title:	Senior Director

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

CITIBANK CANADA
as Revolving Credit Lender

By:	/s/ Isabelle Cote
Name:	Isabelle Cote
Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

CITIBANK CANADA
as Term A Lender

By:	/s/ Isabelle Cote
Name:	Isabelle Cote
Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

CAISSE DE DÉPÔT ET PLACEMENT DU QUÉBEC
as Revolving Credit Lender, Term A Lender & Term B Lender

By:	/s/ Jean Pierre Jetté
Name:	Jean Pierre Jetté
Title:	Manager

By:	/s/ James B. McMullan
Name:	James B. McMullan
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

SMBC MVI SPC, on behalf of and for the account of Segregated Portfolio No. 1

By:	Oak Hill Separate Account Management I, LLC as Investment Manager as Term B Lender

By:	/s/ Scott D. Krase
Name:	Scott D. Krase
Title:	Authorized Person

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

BALTIC FUNDING LLC
as a Term B Lender

By:	/s/ Tara E. Kenny
Name:	Tara E. Kenny
Title:	Assistant Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

AVERY POINT CLO, LTD.

By:	Sankaty Advisors, LLC, as Collateral Manager as Term B Lender

By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

CASTLE HILL I – INGOTS, LTD.

By:	Sankaty Advisors, LLC, as Collateral Manager as Term B Lender

By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

CASTLE HILL II – INGOTS, LTD.

By:	Sankaty Advisors, LLC, as Collateral Manager as Term B Lender

By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

CASTLE HILL III CLO, LIMITED

By:	Sankaty Advisors, LLC, as Collateral Manager as Term B Lender

By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

LOAN FUNDING XI LLC

By:	Sankaty Advisors, LLC, as Collateral Manager as Term B Lender

By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer
Assistant Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

CHATHAM LIGHT II CLO, LIMITED

By:	Sankaty Advisors, LLC, as Collateral Manager as Term B Lender

By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer
Assistant Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

KATONAH III, LTD.

By:	Sankaty Advisors, LLC, as Sub-Advisors as Term B Lender

By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer
Assistant Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

KATONAH IV, LTD.

By:	Sankaty Advisors, LLC, as Sub-Advisors as Term B Lender

By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer
Assistant Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

RACE POINT CLO, LIMITED

By:	Sankaty Advisors, LLC, as Collateral Manager as Term B Lender

By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

RACE POINT II CLO, LIMITED

By:	Sankaty Advisors, LLC, as Collateral Manager as Term B Lender

By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

RACE POINT IV CLO, LIMITED

By:	Sankaty Advisors, LLC, as Collateral Manager as Term B Lender

By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

AIB DEBT MANAGEMENT, LIMITED
as Term B Lender

By:	/s/ Joseph Augustini
Name:	Joseph Augustini
Title:	SVP, Investment Advisor to AIB Debt Management, Limited

By:	/s/ Marc Pierron
Name:	Marc Pierron
Title:	SVP, Investment Advisor to AIB Debt Management, Limited

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

HEWETT’S ISLAND CLO II, LTD.

By:	CypressTree Investment Management Company, Inc., as Portfolio Manager

By:	/s/ Robert E. Weeden
Name:	Robert E. Weeden
Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

HEWETT’S ISLAND CLO III, LTD.

By:	CypressTree Investment Mangement Company, Inc.,
as Portfolio Manager

By:	/s/ Robert E. Weeden
Name:	Robert E. Weeden
Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

HEWETT’S ISLAND CLO IV, LTD.

By:	CypressTree Investment Mangement Company, Inc.,
as Portfolio Manager

By:	/s/ Robert E. Weeden
Name:	Robert E. Weeden
Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

HEWETT’S ISLAND CLO V, LTD.

By:	CypressTree Investment Mangement Company, Inc.,
as Portfolio Manager

By:	/s/ Robert E. Weeden
Name:	Robert E. Weeden
Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

HEWETT’S ISLAND CLO VI, LTD.

By:	CypressTree Investment Mangement Company, Inc.,
as Portfolio Manager

By:	/s/ Robert E. Weeden
Name:	Robert E. Weeden
Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

PRIMUS CLO I LTD.

By:	Primus Asset Management, Inc.,
as Collateral Manager
as a Lender

By:	/s/ Nick Campbell
Name:	Nick Campbell
Title:	Portfolio Manager

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

FIRST TRUST/FOUR CORNERS SENIOR
FLOATING RATE INCOME FUND II

By:	Four Corners Capital Management, LLC,
as Sub-Adviser

By:	/s/ illegible

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

FOUR CORNERS CLO 2005-I, LTD.

By:	Four Corners Capital Management, LLC,
as Collateral Manager

By:	/s/ illegible

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

SFR, LTD.

By:	Four Corners Capital Management, LLC,
as Collateral Manager

By:	/s/ illegible

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

BNP PARIBAS (CANADA)
as Revolving Credit Lender, and Term A Lender

By:	/s/ Tony Baratta
Name:	Tony Baratta
Title:	Director
Leveraged Finance

By:	/s/ Christopher Golding
Name:	Christopher Golding
Title:	Director
Real Estate Finance

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

CONSENT OF GUARANTORS

Dated as of September 22, 2009

Each of the undersigned, as a Guarantor under its Guaranty dated as of November 18, 2004 (its “Guaranty”) under the Credit Agreement referred to in the foregoing Amendment, and as a Loan Party under each Collateral Document to which it is a party, hereby consents to such Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment, its Guaranty and all Liens granted by it pursuant to the Collateral Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in its Guaranty and such Collateral Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment.

DOLLARAMA HOLDINGS L.P., herein acting and represented by:
DOLLARAMA HOLDINGS GP INC., its general partner,
as Guarantor

By:	s/ Nicholas Nomicos
Name:	Nicholas Nomicos
Title:	Interim Chief Financial Officer

DOLLARAMA L.P., herein acting and represented by: DOLLARAMA GP INC., its general partner, as Guarantor

By:	s/ Nicholas Nomicos
Name:	Nicholas Nomicos
Title:	Interim Chief Financial Officer

DOLLARAMA CORPORATION,
as Guarantor

By:	s/ Nicholas Nomicos
Name:	Nicholas Nomicos
Title:	Interim Chief Financial Officer

DOLLARAMA GP INC.,
as Guarantor

By:	s/ Nicholas Nomicos
Name:	Nicholas Nomicos
Title:	Interim Chief Financial Officer

ARIS IMPORT INC.,
as Guarantor

By:	s/ Nicholas Nomicos
Name:	Nicholas Nomicos
Title:	Interim Chief Financial Officer

[SIGNATURE PAGE TO GUARANTOR CONSENT TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]

DOLLARAMA GROUP L.P., herein acting and represented by: DOLLARAMA GROUP GP INC., its general partner, as Guarantor

By:	s/ Nicholas Nomicos
Name:	Nicholas Nomicos
Title:	Interim Chief Financial Officer

DOLLARAMA GROUP GP INC.,
as Guarantor

By:	s/ Nicholas Nomicos
Name:	Nicholas Nomicos
Title:	Interim Chief Financial Officer

[SIGNATURE PAGE TO GUARANTOR CONSENT TO AMENDMENT NO. 5 TO CREDIT AGREEMENT]